Climate change	12 Months Ended
Dec. 31, 2025
Climate Change
Climate change

5.	Climate change

Climate change may result in both negative and positive effects for the Company. Potential negative effects of climate change for the Company are referred to as climate-related risks. Inversely, potential positive effects of climate change for the Company are referred to as climate-related opportunities.

Climate risks are categorized as: (i) climate-related transition risks (transition risks); and (ii) climate-related physical risks (physical risks).

The Company’s Business Plan 2026-2030 incorporates actions and goals related to the transition towards a low-carbon economy. These initiatives include, among others, decarbonization projects for operations aimed at achieving the Company’s carbon sustainability commitments.

5.1.	Potential effects of climate risks on accounting estimates

Accounting estimates are monetary amounts in financial statements that are subject to measurement uncertainty.

The following information used in relevant accounting estimates of the Company is largely determined based on the assumptions and projections of the Business Plan 2026-2030:

•	value in use for impairment of assets testing purposes (note 4.2.1);
•	timing and costs used in measuring the provision for decommissioning costs (note 4.6);
•	highly probable future exports used in cash flow hedge accounting involving the Company’s future exports (note 4.8); and
•	useful life of PP&E and intangible assets used in measuring depreciation, depletion and amortization expenses (notes 23 and 24).

As presented in the following topic, the Company considered the effects related to climate risks in its Business Plan approved by the Board of Directors, which is updated annually, including actions to achieve its climate commitments and its long-term ambition to neutralize Greenhouse Gas (GHG) emissions of scopes 1[1] and 2[2] by 2050.

The aforementioned ambition and commitments are not guarantees of future performance by the Company and are subject to assumptions that may prove incorrect and to risks and uncertainties that are difficult to predict.

a)	Transition risk to low carbon economy

Transition risks arise from efforts associated with the transition to a low-carbon economy. In this category, the Company has identified the following risks that can reasonably be expected to affect its cash flows, access to financing or cost of capital:

Risk	Description	Time length (2)
Market

Increased demand for energy and products with lower carbon emissions, in addition to a preference for fossil products with lower GHG intensity in production processes, lead to a reduction in oil demand and, consequently, to a decline in prices of fossil fuel products.

In Brazil: the demand for fossil products may be affected, for example, by regulatory stimulation such as the Future Fuel Law and and by the developments of the National Policy on Climate Change and the National Policy on Energy Transition, aiming at meeting Brazil’s emission reduction targets.

Medium and long term
Technological and implementation	Loss of competitiveness due to the non-implementation or implementation of inefficient or non-effective technologies to reduce emissions from the Company’s operations and products.	Medium and long term
Regulatory and legal

Establishment of more restrictive regulatory requirements for controlling GHG emissions and other climate-related requirements, which may cause operational restrictions and financial penalties for the Company’s activities.

In Brazil, the approval of the law 15,042/2024, which creates the Brazilian Greenhouse Gas Emissions Trading System (SBCE), may result in additional costs relating to carbon pricing for the Company’s operations.

Medium and long term
Litigation and reputational (1)	Litigation and/or reputational damage due to non-compliance with climate commitments, perception of lack of transparency and/or acquisition of low-quality and low-integrity carbon credits.	Medium and long term

(1) Legislation that aligns a series of initiatives to stimulate and guide the production of biofuels and reduce greenhouse gas (GHG) emissions, encompassing the National Program for Sustainable Aviation Fuel (ProBioQAV), the National Green Diesel Program (PNDV), and the National Decarbonization Program for Natural Gas Producers and Importers and Incentives for Biomethane. Additionally, it modifies the maximum and minimum limits of the ethanol blend in gasoline and the biodiesel blend in diesel fuel and provides for the regulation and oversight of carbon dioxide capture and geological storage activities, as well as the regulation of synthetic fuel production and commercialization. It also promotes the integration of initiatives and measures adopted under the National Biofuels Policy (RenovaBio), the Green and Innovation Mobility Program (Programa Mover), the Brazilian Vehicle Labeling Program (PBEV), and the Vehicle Emissions Control Program (Proconve).

(2) Criteria adopted for the time length: short term (1 year), medium term (between 1 and 5 years), and long term (more than 5 years).

The risks above were considered in the development of the Company's Business Plan 2026-2030. Such consideration was based on the following external environment assumptions that reflect the dynamics of the energy sector:

[1] direct GHG emissions, which occur from energy sources that are owned or controlled by the Company.

[2] Indirect GHG emissions, which come from energy sources purchased and consumed by the Company, which occur at the facilities where the energy sources are generated.

•	moderate economic growth compared to the recent past;
•	shifts in consumption habits and behaviors;
•	public policies focusing on mobility, air quality and adaptation of urban infrastructure to climate change;
•	international coordination in efforts to reduce GHG emissions;
•	regulations in favor of energy transition and decarbonization, which will drive the reduction of fossil fuel consumption; and
•	diffusion of end-use technologies that reduce the need for fossil fuel consumption.

As a result of this, demand and prices, both domestic and international, of the main products considered in Business Plan 2026-2030 are negatively affected.

In 2025, the Company adopted three distinct scenarios that are used for different purposes in its planning activities. These scenarios are called Adaptation, Negotiation and Commitment. In all of them, there is a slowdown and subsequent contraction of fossil fuel sources, as well as an increase in demand for renewables and low-carbon solutions, in a different manner between developed and developing markets. The Negotiation scenario, which is used as a reference scenario for quantifying the Company's Business Plan, considers that fossil fuels, which currently represent approximately 80% of the world’s primary energy sources, will represent around 48% by 2050. The share of oil will decrease from the current 30% to around 20% of the world’s primary energy sources. Despite this reduction, oil demand is expected to remain significant over this time horizon.

The Brent price considered in the reference scenario of the Business Plan for 2050 increased from US$ 65 per barrel in Business Plan 2025-2029 to US$ 70 per barrel in Business Plan 2026-2030. For additional information about the behavior of the Brent price considered in the Company's Business Plans, see note 25. The following table compares the oil price used in the reference scenario for the years 2035 and 2050 with those projected in the Announced Pledges Scenario (APS) and Net Zero Emission (NZE) scenarios by the International Energy Agency (IEA), even though they are not directly used by the Company:

Brent price US$/Barrel	2035	2050
Business Plan	70	70
APS 2024	67	58
NZE 2025	33	25

According to the IEA, the APS scenario[3] released in 2024 considers that all climate commitments made by governments around the world, including Nationally Determined Contributions (NDCs), as well as long-term net-zero targets, will be met in full and on time, with an increase of approximately 1.7[o]C in temperature by 2100 (with a 50% probability of occurrence). Regarding the NZE scenario[4] released in 2025, according to the IEA, it presents a pathway for the global energy sector to achieve net-zero CO2 emissions by 2050, consistent with limiting the temperature increase to 1.5 °C (with at least a 50% probability of occurrence).

The Company's accounting estimates did not incorporate the effect of carbon pricing. Currently, due to uncertainties regarding the implementation and dynamics of the carbon market in Brazil, the Company considers it necessary to await the regulation of Law No. 15,042 in 2024, which establishes the SBCE. This regulation will provide the necessary and sufficient details to reliably and reasonably assess the impact on the cash flows of Petrobras's assets and its CGUs. In October 2025, the Extraordinary Secretariat for the Carbon Market was established to organize the SBCE, which will issue the necessary additional regulation to implement Law No. 15,042 of 2024.

a.1) Potential effects on the value in use in impairment tests

When measuring the value in use of its assets, the Company bases its cash flow projections on reasonable and supportable assumptions that represent management's best estimate of the range of economic conditions.

[3] The APS scenario, which was included in previous editions, was not addressed in the World Energy Outlook 2025 (WEO 2025). This scenario, which assumes the full and timely implementation of major national energy and climate targets—such as countries’ Nationally Determined Contributions (NDCs) - was not analyzed by the IEA because several countries had not released updated NDCs in 2025. Therefore, for comparison purposes, Petrobras continue to use the APS projections published in the WEO 2024 report.

[4] The NZE scenario presented in the WEO 2025 outlines a pathway to achieve net zero energy-related CO₂ emissions by 2050. To this end, the agency highlights, for the first time, the trajectory of non-energy-related emissions, emphasizing the need to reduce deforestation as well as to expand the deployment of emissions-removal technologies.

The Company’s actions and goals for its transition to a low-carbon economy have not indicated that any assets may have been impaired.

A faster transition to a low-carbon economy than foreseen in Business Plan could result in Brent prices and demand for the Company’s products that are lower than the ones considered to estimate the value in use of the Company’s assets for impairment testing purposes.

The reduction in the value in use of the Company's assets may result in the recognition of losses due to the non-recoverability of the carrying amounts of these assets.

Given that the oil price is a variable that decisively influences the recoverable amount of assets, the Company carried out a sensitivity analysis of the effect of using the Brent prices considered in the APS and NZE scenarios, for the impairment test of the Company's E&P assets in Brazil.

Using the prices in the APS and NZE scenarios to perform a sensitivity analysis on projected gross revenues deducted of production taxes, net of income taxes, and keeping unchanged all other components, variables, assumptions and data for calculating the recoverable amount, the Company's E&P segment, regarding the impairment loss recognized by the Company, as disclosed in note 25, would have additional impairment reversal of US$ 303 in the APS scenario and additional impairment losses US$ 17,874 in the NZE scenario, concentrated in the Campos basin fields.

The Company does not consider this sensitivity analysis based on APS and NZE Brent price scenarios to be the best estimates to determine expected effects on the recoverable amount of assets, sales revenues or net income.

Considering that the Company did not incorporate in its accounting estimates the carbon price effects, the Company carried out a sensitivity analysis of the effect of GHG emissions pricing costs on the impairment test of assets in the E&P segment in Brazil, considering a monetary charge per ton of CO2 equivalent emission starting from 2030, and the existence of free emission allowances.

In this context, using a base price of US$ 10/CO2 in 2030, US$ 35.3/CO2 in 2035, US$ 60.6/CO2 in 2040, US$ 85.9/CO2 in 2045, and US$ 111.2/CO2 in 2050, considering emission allowances to be distributed free of charge, with gradual reduction, to simulate additional cash outflows (net of income taxes), and keeping all other components, variables, assumptions and data for the calculation of recoverable amount unchanged, the E&P segment would have an additional US$ 69 impairment loss.

The Company does not consider this sensitivity analysis of the effect of greenhouse gas emissions pricing costs on the impairment test of assets to be the best estimate to determine expected effects on the recoverable amount, neither the estimated effects on expenses nor net income.

a.2) Potential effects on decommissioning costs

Due to its operations, the Company has legal obligations to remove equipment and restore onshore and offshore areas. On December 31, 2025, the provision for decommissioning costs recognized by the Company, relating to E&P segment in Brazil, totaled US$ 28,400, as set out in note 21. On an undiscounted basis the nominal amount would be US$ 57,030.

The estimated timing used by the Company to account for decommissioning costs are consistent with the useful lives of the related assets. The average decommissioning period of oil and gas assets weighted by the carrying amounts of such assets is 14 years.

The Company’s actions and goals for its transition to a low-carbon economy have not materially affected the amount and period of its provision for decommissioning costs.

During 2025, there were no issuances of government regulations related to climate matters that changed or had potential to change the amount and period for decommissioning the Company's assets.

A transition to a low-carbon economy that is faster than anticipated by the Company may accelerate the timing to remove equipment and restore onshore or offshore areas. Such acceleration would increase the present value of the decommissioning obligations recognized by the Company.

To illustrate the effect of a possible acceleration of the transition to a low-carbon economy, the Company estimates that the provision for decommissioning costs would increase by US$ 1,318, US$ 4,067 and US$ 6,532 if the timing currently used were brought forward by one, three and five years, respectively. This sensitivity analysis assumed that all other components, variables, assumptions and data for calculating the provision remained unchanged. The year ranges used are not intended to be predictions of likely future events or outcomes.

a.3) Potential effects on “highly probable future exports” used in cash flow hedge accounting involving the Company's future exports

A transition to a low-carbon economy that is faster than it was anticipated by the Company may negatively effect the Company's future exports. Such effect may result in certain exports, whose foreign exchange gains or losses were designated for hedge accounting, no longer be considered highly probable, but remain forecasted, or, depending on the magnitude of the transition and its speed, cease to be considered forecasted. The consequences of such effects are described in the accounting policy of note 33.3.1 (a) involving the Company's future exports.

The calculation of “highly probable future exports” is based on the projected exports in Business Plan 2026-2030, as set out in note 4.8. The Company considers only a portion of its projected exports as “highly probable future exports”. When determining future exports as highly probable, and therefore eligible as a hedged item for application of cash flow hedge accounting, the Company considers the effects related to the transition to a low-carbon economy. Carbon prices were not incorporated in such estimates.

The Company’s actions and goals for its transition to a low-carbon economy have not materially affected its highly probable future exports.

Using the prices in the APS and NZE scenarios we carried out a sensitivity analysis to simulate the need to reclassify the foreign exchange gains or losses recorded in equity to the statement of income. Such analysis simulated a new future cash flow from exports, changing only the oil price, keeping all other components, variables, assumptions and data unchanged. In such an analysis, it would be necessary to reclassify the foreign exchange losses, in the amount of US$ 16, recorded in equity to the statement of income in the NZE scenario.

The simulations used to perform such sensitivity analysis, based on Brent prices of the scenarios APS and NZE, are not considered by the Company as the best estimates to determine expected effects of the reclassification of foreign exchange variation recorded in equity to the statement of income.

a.4) Potential effects on the useful lives of PP&E

A transition to a low-carbon economy that is faster than the Company anticipates may reduce the useful life of its assets, which could lead to an increase in annual depreciation, depletion and amortization expenses.

Assets directly related to the production of oil and gas in a contracted area are depleted using the units of production method and depreciated or amortized using the straight-line method. As of December 31, 2025, the carrying amount of these assets in operation in Brazil is US$ 108,424. Based on this carrying amount and assuming current depreciation and amortization rates are maintained, the balance of these assets would not be material by 2050. This simulation is not considered by the Company to represent an expectation of carrying amounts in 2050.

As mentioned in item “Transition risk to low carbon economy”, the reference scenario of the Strategic Plan indicates that there will be persistent global demand for oil in the coming decades. Additionally, calculations of expected production and oil and gas reserves in this scenario consider the effects of the transition to a low-carbon economy.

The Company's refining plants consist of 11 refineries and 2 fertilizer plants in Brazil. Based on the current depreciation rates of the assets in operation applied to the respective carrying amounts at December 31, 2025, which amounts to US$ 9,702, and assuming no additional investment, these refineries would have no material depreciation amounts after 2050. This simulation is not considered by the Company to represent an expectation of carrying amounts in 2050.

The Company estimates persistent demand for oil products in the coming decades, although decreasing, which should be progressively supplied by models with lower carbon intensity. Thus, the depreciation rates used by the Company for the refining plants are in line with the transition to a low-carbon economy.

The Gas and Energy assets in Brazil, including thermoelectric power plants, are depreciated using the linear method. Based on the current depreciation rates of the assets in operation applied to their respective carrying amounts as of December 31, 2025, totaling US$ 3,813, and assuming no additional investment, these assets would have no material depreciation amounts after 2050. This simulation is not considered by the Company to represent an expectation of carrying amounts in 2050.

In this context, based on available information, the Company does not foresee significant changes in the useful life of its refineries, assets directly related to oil and gas production and those related to the Gas and Energy arising from the transition to a low-carbon economy. Such assets represent 93% of the Company's total assets in operation.

b)	Physical Risks

Physical risks result from climate change that can be event-driven (acute physical risk) or from long-term shifts in climate patterns (chronic physical risk). In this category, the Company does not foresee that changes caused by climate change will have a material effect on accounting estimates, considering the risks currently identified.

5.2.	Decarbonization investments in long-term assets

The Company systematically identifies opportunities to decarbonize its operations and, in line with its strategy focused on oil and gas with economic and environmental resilience, has been investing in initiatives aimed at reducing or avoiding greenhouse gas emissions.

The following table presents the balance of expenditures capitalized in the carrying amounts of long-term assets related to investments made in decarbonization initiatives within the Company’s operational activities:

Operating segment	12.31.2025	12.31.2024
E&P	1,497	994
RT&M	90	23
G&LCE	42	19
Total	1,629	1,036

The Company estimated expenditures on decarbonization asset projects for the fiscal year 2025 in the amounts of US$ 507 for E&P, US$ 55 for RT&M and US$ 27 for G&LCE, with actual expenditures in 2025 totaling US$ 503, US$ 67 and US$ 23, respectively.

The main investments made refer to decarbonization technologies in new production systems to be used in the pre-salt layer, which are being incorporated into seven FPSOs (Floating Production, Storage and Offloading units) associated with production development projects in oil and gas fields where Petrobras acts in partnerships, as presented below:

FPSO	Field	Petrobras’ interest	Start of operations
P-78	Búzios	89%	2025
P-79			2026 (1)
P-80			2027 (1)
P-82
P-83
P-84	Atapu 2	66%	2029 (1)
P-85	Sépia 2	55%	2030 (1)
(1) Expected.

As these technologies are inseparable from the FPSOs, the amounts related to decarbonization technologies are determined by multiplying the total expenditures incurred under the contract by an index representing the construction cost of the FPSO with and without the technology.

These fields integrate CGUs with no impairment loss recognized in the consolidated financial statements of 2025.

The incorporation of these decarbonization technologies ensures that the new units present lower carbon intensities, which is crucial for achieving the GHG emissions reduction targets set out in Business Plan 2026-2030.

As described in Business Plan 2026-2030, the Company has 5 commitments to reduce GHG emissions under operational control (scopes 1 and 2) by 2030. One of the commitments involves reducing absolute operational emissions by 30% by 2030, when compared to 2015.

The commitments to reduce GHG emissions do not constitute guarantees of future performance by the Company and are subject to assumptions that may not materialize, as well as to risks and uncertainties that are difficult to predict. Furthermore, current and planned investments also do not constitute guarantees of achieving these commitments.

Emission offsets through carbon credits may be used as a complementary tool in the Company’s decarbonization initiatives. Transactions involving assets linked to GHG reduction, such as the acquisition and retirement of carbon credits, are not material for these consolidated financial statements. The use of carbon credits for this purpose does not constitute a guarantee of the Company’s performance.